Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes

 Note 8. Income Taxes

        The Company had income tax benefit of $4.4 million for the three-month period ended June 30, 2021 compared to income tax benefit of $2.1 million for the three-month period ended June 30, 2020, and income tax benefit of $5.3 million for the six-month period ended June 30, 2021 compared to income tax benefit of $1.9 million for the six-month period ended June 30, 2020. The Company’s effective tax rate as of June 30, 2021 was primarily impacted by the move to the new Israeli tax regime of “Preferred Technology Enterprise” subject to 12% tax rate as well as different geographic mixes of earnings and losses and a valuation allowance on losses of our US subsidiaries.